                                                                 Exhibit 10.27
Recording Requested By:

When Recorded Mail To:

Name: ARCO Products Company

Attn: Karon Shells

Street: 4 Centerpointe Drive

City &: La Palma

State: California 90623-1066

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                MEMORANDUM OF CONTRACT DEALER GASOLINE AGREEMENT

                                                                 Facility: 82062

      THIS MEMORANDUM OF CONTRACT. DEALER GASOLINE AGREEMENT, dated Sept. 2, 1999, is executed by and between LLO-Gas, Inc. ("Franchisee") located at 702 W Broadway Rd., Phoenix, Arizona 85032, and ARCO Products Company, a division of Atlantic Richfield Company, a Delaware corporation, with offices at 1055 West Seventh Street (P.O. Box 2570) in Los Angeles, California 90051-0570 ("ARCO).

      In return for valuable consideration, Franchisee has granted to ARCO a right of first refusal to all of Franchisee's interest, whether fee or leasehold, in the land situated at the street address of 702 W Broadway Rd., in the city of Phoenix, in the state of Arizona, and more specifically described in Exhibit "A" attached, and all improvements thereon.

      The terms of ARCO's right of first refusal are more fully set forth in that certain Contract Dealer Gasoline Agreement between the parties hereto, dated, Sept. 2, 1999, and this Memorandum of Contract Dealer Gasoline Agreement is subject to all the covenants, conditions and terms set forth in that Agreement, which is hereby adopted herein and made a part hereof as if all the covenants, conditions and terms thereof were included in full herein.

      IN WITNESS WHEREOF, the parties hereto have executed this Memorandum of Contract Dealer Gasoline Agreement as of the date first written above.

                            Franchisee: LLO-Gas, lnc.
                                        -------------

                            By: /s/ John Castellucci
                                ---------------------

                            ARCO PRODUCTS COMPANY
                            a division of Atlantic Richfield Company



                            By: /s/ Connie Carroll
                                ------------------
                            Connie Carroll, Manager
                            Franchise Administration

CALIFORNIA ALL-PURPOSE ACKNOWLEDGMENT

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State of California

County of Orange

On   9/2/99 before me,            Hollie Johnson, Notary Public
     ------                 ----------------------------------------------------
      Date                     Name, Title of Officer - E.G., "JANE DOE,
                                           NOTARY PUBLIC"

personally appeared               John Castellucci and Connie Carroll
                            ---------------------------------------------------

|x|                         proved to me on the basis of satisfactory evidence
                                   to be the person(s) whose names) are
[S E A L]                          subscribed to the within instrument and ac-
                                   knowledged to me that they executed the
                                   same in their authorized capacity(ies),
                                   and that by their signatures(s) on the
                                   instrument the person(s), or the entity
                                   upon behalf of which the person(s) acted, executed the instruments.

                            WITNESS my hand and official seal.

                            /s/ Hollie Johnson
                            ----------------------------------------------------
                                           SIGNATURE OF NOTARY

                                    OPTIONAL
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Though the data is not required by law, it may prove valuable to persons relying on the document and could prevent fraudulent reattachment of this form

|_| INDIVIDUAL

|x| CORPORATE OFFICER

      President/Manager                   Memorandum of CDGA 82062
------------------------------          ------------------------------
                                          TITLE OR TYPE OF DOCUMENTS

|_| PARTNERS   |_| LIMITED

               |_| GENERAL                           1
                                        ------------------------------
                                               NUMBER OF PAGES

|_| ATTORNEY-IN-FACT

|_| TRUSTEE(S)

|_| GUARDIAN/CONSERVATOR

|_| OTHER:                                         9/2/99
                                        ------------------------------

SIGNER IS REPRESENTING:
NAME OF PERSON(S) OR ENTITY(IES)


LLO-Gas, Inc.                                       None
----------------------------------     --------------------------------
                                       SIGNER(S) OTHER THAN NAMED ABOVE
ARCO PRODUCTS CO.
----------------------------------